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                                                                  Exhibit 99.1



                SEVENTH AMENDMENT, WAIVER AND RELEASE AGREEMENT
                -----------------------------------------------


         SEVENTH AMENDMENT, WAIVER AND RELEASE AGREEMENT, dated as of January 31, 1997, to the Credit Agreement, dated as of June 5, 1995 (as the same has heretofore or may be hereafter amended, supplemented or modified from time to time in accordance with its terms, the "Credit Agreement"), among Donnkenny Apparel, Inc., a Delaware corporation, and Beldoch Industries Corporation, a Delaware corporation (collectively, the "Borrowers"), the Guarantors named therein and signatories thereto, the lenders named in Schedules 2.01(a) and
(b) of the Credit Agreement (collectively, the "Lenders"), and The Chase Manhattan Bank (formerly known as Chemical Bank) as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used herein but not otherwise defined herein shall have the meanings attributed thereto in the Credit Agreement.

         WHEREAS, Borrowers have informed the Agent of the existence of certain Events of Default under the Credit Agreement; and

         WHEREAS, Lenders have agreed to waive such Events of Default for a limited period subject to Borrowers' agreement to modify the Credit Agreement in certain respects.

         NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

         SECTION 1. WAIVERS AND RELEASES UNDER CREDIT AGREEMENT

         1.1 The Lenders hereby waive, solely for the period through April 30, 1997 ("Waiver Period") the Defaults or Events of Default as described in the letter from the Borrowers to the Lenders dated as of November 20, 1996, a copy of which is annexed to the Fifth Amendment and Waiver Agreement dated as of November 20, 1996, and waive solely for the period ending with the delivery of the December 31, 1996 audited financial statements the provisions of Section
7.09 of the Credit Agreement with respect to the Leverage Ratio for the fiscal quarter period ended September 30, 1996.

         1.2 The Lenders hereby waive the applicable provisions of the Credit Agreement and Security Documents to permit DKA to consummate the rescission agreement dated as of January 24, 1997 between DKA and Mel Weiss and, in that connection, the Lenders hereby release each of Fashion Avenue Knits Inc. and The Sweater Company, Inc. as a Guarantor under the Credit Agreement and as a Grantor under each of the Security Documents to which each is a party.


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         1.3 Except for the specific waivers set forth in Section 1.1 and then only for the Waiver Period or other period specified therein and the specific waivers and releases set forth in Section 1.2, nothing herein shall be deemed to be a waiver or release of any covenant or agreement contained in the Credit Agreement and Security Documents, and the Borrowers hereby agree that all of the covenants and agreements contained in the Credit Agreement are ratified and confirmed in all respects.

         SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT

         2.1 The reference in the preamble to the Credit Agreement to Revolving Credit Loans and Letters of Credit not in excess of "$75,000,000" shall be amended to read "$70,000,000."

         2.2 The defined terms "Debt Sublimit," "Letter of Credit Usage," "Net Amount of Receivables" and "Waiver Period" contained in Section 1.01 of the Credit Agreement are amended to read as follows:

               "'Debt Sublimit' shall mean $45,000,000 for the period January 31, 1997 and thereafter.

               'Letter of Credit Usage' shall mean at any time, (i) the aggregate undrawn amount of all outstanding Letters of Credit (including any steamship guaranties) at such time, together with letters of credit issued by Chemical Bank on behalf of Beldoch Industries Corporation outstanding on the Closing Date and indemnities, if any, issued by the Agent to a financial institution which has opened letters of credit relating to the assets being acquired pursuant to the Asset Purchase Agreement plus (ii) the unreimbursed drawings at such time under all such Letters of Credit; provided, however, that during the Waiver Period the Letter of Credit Usage shall not exceed $25,000,000 at any one time outstanding and Letters of Credit may only be opened to support international purchases.

               'Net Amount of Receivables' shall mean and include at any time, without duplication, the gross amount of accounts receivable arising in the ordinary course of business from the sale of goods or the rendering of services at such time which are eligible (as hereafter described) less (i) sales, excise or similar taxes, (ii) returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed and (iii) reserves, all computed in accordance with GAAP. For purposes hereof with respect to accounts receivable, eligibility shall be determined by the Agent in its sole discretion, but in no event shall a receivable be deemed eligible unless the payment due on the receivable is not more than 60 days past the invoice date, the receivable does not arise out of a


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          bill and hold, consignment or progress billing arrangement or is not subject to any setoff, contras, net-out contract, offset, deduction, dispute, credit or counterclaim, or the customer is not a government entity, Affiliate of the Borrowers or foreign entity.

               'Waiver Period' shall mean the period from January 31, 1997 to April 30, 1997 with respect to existing Events of Default as waived for such period pursuant to Seventh Amendment, Waiver and Release Agreement dated as of January 31, 1997, as the same may be extended with the consent of the Required Lenders."

         2.3 Subparagraph (b) of Section 2.01 of the Credit Agreement is amended in its entirety to read as follows:

               "(b) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender, severally and not jointly, agrees to make Revolving Credit Loans to, and through the Agent open Letters of Credit for the benefit of, the Borrowers, at any time and from time to time from the date hereof to the Revolving Credit Termination Date, in an aggregate principal amount at any time outstanding not to exceed the amount of such Lender's Revolving Credit Commitment set forth opposite its name in
          Schedule 2.01(b) annexed hereto, as such Revolving Credit Commitment may be reduced from time to time in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the aggregate principal amount of Revolving Credit Loans outstanding at any time to the Borrowers shall not exceed the lesser of (A) the Total Revolving Credit Commitment (as such amount may be reduced pursuant to Section 2.07 hereof) minus the Letter of Credit Usage at such time, (B) an amount equal to the sum of (i) up to eighty-five percent (85%) of the eligible Net Amount of Receivables, plus (ii) $9,000,000 (this clause (B) referred to herein as the "Borrowing Base") and (C) the Debt Sublimit. The Borrowing Base will be computed daily and a compliance certificate from a Responsible Officer of the Borrowers presenting its computation will be delivered to the Agent in accordance with Section 6.05 hereof."

         2.4 Subsection (d) of Section 2.05 of the Credit Agreement is amended in its entirety to read as follows:

               "(d) Notwithstanding subsections (a) and (b) hereof, during the Waiver Period, the Borrower shall not request Eurodollar Loans and each Prime Rate Loan which is a Term Loan or Revolving Credit Loan, shall bear interest at a rate per annum equal to the Prime Rate plus 1%."



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         2.5 Section 2.06 of the Credit Agreement is amended by adding thereto a new subsection (c) to read as follows:

               "(c) The Borrowers shall pay to the Agent for its own account a collateral monitoring fee in the amount of $4,500 per month payable on the first Business Day of each month."

         2.6 Section 6.05(i) of the Credit Agreement is amended in its entirety to read as follows:

               "The Borrowers shall deliver or cause to be delivered to the Agent the following information, documents or instruments no later than the dates indicated without the benefit of any grace period provided for in subparagraph (d) of Article VIII hereof:

               By February 10, 1997, monthly projected balance sheets, profit and loss statements and cash flows for the 1997 Fiscal Year, and showing projected Indebtedness, including, without limitation, Letters of Credit, outstanding.

               By February 4, 1997, amendments to the Security Agreements, together with appropriate UCC-1 amendments, in form and substance satisfactory to the Agent, such that the Agent for the ratable benefit of the Lenders and itself have perfected security interests in all Grantors' receivables whether domestic or foreign and in all imported inventory whether or not financed by Letters of Credit.

               By March 31, 1997, the audited (without qualification) restated financial statements for the 1994 and 1995 Fiscal Years.

               By April 15, 1997, real property mortgages, title policies and opinions of counsel, in form and substance satisfactory to the Agent, covering all real property owned by any of the Grantors.

               Weekly, no later than the second Business Day of each week, an aging schedule of Receivables and a certificate executed by the Financial Officer of the Borrowers calculating the Borrowing Base and demonstrating compliance with the Availability requirement.

               In addition to the foregoing, such other information (including, without limitation, tax returns) regarding the operations, business affairs and financial condition of the Parent and its subsidiaries as the Agent or any Lender may reasonably request.


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         2.7 Section 7.07 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "SECTION 7.07. Capital Expenditures. Permit the aggregate amount of payments made for capital expenditures, including Capitalized Lease Obligations and Indebtedness secured by Liens permitted under Section 7.01(e) hereof, in any Fiscal Year to exceed $2,000,000 for the Parent and its subsidiaries on a Consolidated basis."

         SECTION 3. CONDITIONS PRECEDENT

         Upon the execution and delivery of counterparts of this Amendment, Waiver and Release Agreement (the "Agreement") by the parties listed below and the fulfillment of the following conditions, this Agreement shall be deemed to have become effective as of the date hereof:

         3.1 All representations and warranties contained in this Agreement, the Credit Agreement or otherwise made in writing to the Agent or any Lender in connection herewith shall be true and correct in all material respects after giving effect to the waivers under this Agreement.

         3.2 No unwaived event shall have occurred and be continuing which constitutes a Default or an Event of Default.

         3.3 The Agent shall have received an amendment fee for the ratable benefit of the Lenders in the amount of $150,000 (of which $75,000 shall be credited toward any amendment fee in connection with any further extension of the Waiver Period, any such extension and the amount of such fee to be in the sole discretion of the Lenders).

         3.4 The Agent shall have received an indemnity agreement executed by Rosenthal & Rosenthal, Inc. in form and substance satisfactory to it with respect to outstanding Letters of Credit opened for Fashion Avenue Knits Inc. or The Sweater Company, Inc.

         SECTION 4. MISCELLANEOUS

         4.1 Each of the Borrowers reaffirms and restates the representations and warranties set forth in the Credit Agreement, as applicable, and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date after giving effect to the waivers under this Agreement.



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         4.2 Except as herein expressly amended, the Credit Agreement and the other documents executed and delivered in connection therewith are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

         4.3 Except as specifically set forth herein, nothing herein contained shall constitute a waiver or be deemed to be a waiver, of any existing Defaults or Events of Default, and the Lenders and Agent reserve all rights and remedies granted to them by the Credit Agreement, the other documents executed and delivered in connection therewith, by law and otherwise.

         4.4 This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. A facsimile signature page shall constitute an original for the purposes hereof.

         4.5 During the Waiver Period, Borrowers, in addition to paying the reasonable fees and expenses of counsel to the Agent, shall also pay the reasonable fees and expenses of counsel retained by any of the Lenders.

         4.6 THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              DONNKENNY APPAREL, INC.


                              By:
                                 ------------------------------------------
                                    Name:
                                    Title:

                              BELDOCH INDUSTRIES CORPORATION


                              By:
                                 ------------------------------------------

                                    Name:
                                    Title:



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                              CHRISTIANSBURG GARMENT
                               COMPANY INCORPORATED


                              By:
                                 ------------------------------------------

                                    Name:
                                    Title:


                              MEGAKNITS, INC.



                              By:
                                 ------------------------------------------
                                    Name:
                                    Title:

                              THE CHASE MANHATTAN BANK
                              (formerly known as Chemical Bank),
                              as Agent and Lender


                              By:
                                 ------------------------------------------
                                    Name:
                                    Title:

                              THE BANK OF NEW YORK

                              By:
                                 ------------------------------------------
                                    Name:
                                    Title:

                              FLEET BANK, N.A.



                              By:
                                 ------------------------------------------
                                    Name:
                                    Title:



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